Taxation	12 Months Ended
Jun. 30, 2019
Taxation
Taxation

12Taxation

		2019	2018	2017
for the year ended 30 June	Note	Rm	Rm	Rm

South African normal tax		3 206	4 035	4 393
current year		3 804	4 689	3 887
prior years		(598)	(654)	506
Dividend withholding tax		—	68	59
Foreign tax		2 640	2 530	2 682
current year		2 544	3 035	2 680
prior years		96	(505)	2

Income tax		5 846	6 633	7 134
Deferred tax — South Africa	14	2 086	(414)	2 677
current year		2 069	(545)	2 634
prior years		17	131	43

Deferred tax — foreign	14	(4 775)	(661)	(1 316)
current year*		(4 831)	(874)	(718)
prior years		55	485	(127)
recognition of previously unrecognised deferred tax assets**		—	(49)	(470)
tax rate change		1	(223)	(1)

		3 157	5 558	8 495

*	Increase in the current year relates mainly to tax losses incurred at our US operations where we anticipate sufficient profits to be generated in future to utilise the deferred tax asset against.
**

Included in the previous years is the recognition of a deferred tax asset relating to the accumulated tax losses in Italy which were previously limited in line with the forecasted utilisation thereof. In 2017, profits and a successful business turnaround strategy have resulted in the recognition of a previously unrecognised deferred tax asset of EUR25,4 million (R377,2 million). Additionally in 2017 R93 million of previously unrecognised tax assets were recognised after the approval of the Production Sharing Agreement (PSA) licence area’s Field Development Plan (FDP) in Mozambique.

	2019	2018	2017
for the year ended 30 June	Rm	Rm	Rm

Regional analysis
 South Africa	5 285	3 994	7 013
 Rest of Africa	1 465	854	951
 Europe	1 276	1 649	906
 United States of America	(4 913)	(1 032)	(424)
 Other	44	93	49

Total operations	3 157	5 558	8 495

Contingent liability

Sasol Oil

As previously reported, the South African Revenue Service (SARS) issued revised assessments for Sasol Oil (Pty) Ltd (Sasol Oil) relating to a dispute around our international crude oil procurement activities for the 2005 to 2012 tax years. Sasol Oil raised a provision in its financial statements of R1,3 billion, including penalties and interest, which covers the 2005 to 2014 tax years in relation to these procurement activities. On 9 November 2018, the Supreme Court of Appeal (SCA) upheld an appeal filed by Sasol Oil (in respect of the 2005 to 2007 tax years) and set aside an earlier ruling by the Tax Court.  On the basis of this judgement, Sasol Oil has reversed the provision of R1,3 billion.

On 29 November 2018, SARS applied to the Constitutional Court (Con Court) for leave to appeal against the SCA decision. On 4 February 2019, the Con Court dismissed SARS’ application with costs, ruling that the matter falls outside the jurisdiction of the Con Court and, in any event, bears no reasonable prospect of success.

In addition to the above litigation, the potential contingent liability relating to the ongoing dispute with SARS in relation to its revised assessments for the 2013 and 2014 tax years, based on different primary grounds of assessment regarding Sasol Oil’s crude oil procurement activity, amounts to R13,4 billion (including interest and penalties as at 30 June 2019). Sasol Oil disagrees with SARS’ assessment for the 2013 and 2014 periods and hence this tax dispute was the subject of an ongoing appeal with the Tax Court lodged by Sasol Oil.

The impact of the SCA and Con Court judgements on the open years of assessment relating to 1999 to 2004 and 2008 to 2016 (open years), were fully considered by both parties.  Consequently SARS and Sasol Oil has come to a mutual agreement resulting in the dispute between the parties being resolved for all the open years of assessment. As a result Sasol is no longer exposed to the contingent liability of R13,4 billion.

Sasol Financing International

Further, as reported previously, SARS conducted an audit over a number of years on Sasol Financing International Plc (SFI) which performs an off-shore treasury function for Sasol.  The audit culminated in the issuance of revised assessments in respect of the 2002 to 2012 tax years and the dispute relates to the place of effective management of SFI. SFI has co-operated fully with SARS during the course of the audit relating to these assessments. The potential tax exposure of R2,4 billion (including interest and penalties as at 30 June 2019), which is disclosed as a contingent liability, was reduced from the R3,2 billion previously reported, due to the reduction of the penalties applied by SARS.

SFI, in consultation with its tax and legal advisors, does not support the basis of these additional assessments for all the years of assessment. Accordingly, SFI lodged an objection and appeal in the Tax Court against the revised assessments. SFI and SARS has however come to a mutual agreement that the appeal and related Tax Court processes will be held in abeyance pending the outcome of the judicial review application noted below.

In addition, Sasol has also launched a judicial review application against the SARS decision to register SFI as a South African taxpayer. SARS’ answering affidavit in this litigation was submitted on 8 February 2019 and SFI responded accordingly.  The legal process is ongoing in this regard.

Sasol is committed to compliance with tax laws and any disputes with tax authorities on the interpretation of tax laws and regulations will be addressed in a transparent and constructive manner.

	2019	2018	2017
	%	%	%

Reconciliation of effective tax rate

The table below shows the difference between the South African enacted tax rate (28%) compared to the effective tax rate in the income statement. Total income tax expense differs from the amount computed by applying the South African normal tax rate to profit before tax. The reasons for these differences are:

South African normal tax rate	28,0	28,0	28,0
Increase in rate of tax due to:
disallowed preference share dividends	0,3	0,9	0,9
disallowed expenditure(1)	9,4	4,2	2,3
disallowed share-based payment expenses(2)	2,9	5,3	0,1
different tax rates(3)	13,2	2,6	0,3
effect of tax litigation matters(4)	—	—	3,2
tax losses not recognised(5)	8,6	9,3	1,0
prior year adjustments	2,0	0,4	—
other adjustments	2,0	1,5	0,4

	66,4	52,2	36,2
Decrease in rate of tax due to:
exempt income(6)	(1,7)	(4,2)	(0,4)
share of profits of equity accounted investments	(3,3)	(2,6)	(1,0)
effect of tax litigation matters(4)	(8,2)	—	—
recognition of previously unrecognised deferred tax assets	—	—	(1,6)
utilisation of tax losses	(0,3)	(0,4)	—
investment incentive allowances(7)	(17,2)	(6,9)	(2,4)
effect of tax rate change in the US	—	(1,4)	—
translation differences	(0,9)	(0,9)	(0,9)
prior year adjustments	—	—	(1,4)
other adjustments	(0,6)	(0,4)	(0,2)

Effective tax rate	34,2	35,4	28,3

Adjusted effective tax rate(8)	29,6	27,3	26,5

(1)	Includes non-deductible expenses incurred not deemed to be in the production of taxable income mainly relating to exploration activities and non-productive interest in our treasury function.
(2)	This relates to the share based payment expense on the Sasol Khanyisa transaction.
(3)	Relates mainly to the impact of lower tax rate in the US on the increases in tax losses incurred during the year.
(4)	2019 includes reversal of tax and interest pertaining to Sasol Oil and 2017, includes tax, interest and penalties.
(5)

Tax losses not recognised resulted mainly from the R1,9 billion (2018 – R2,8 billion) impairment of the Canadian shale gas asset and the Mozambique PSA impairment of R1,1 billion in 2018 for which no deferred tax asset was raised. Refer note 9.

(6)	2018, includes profit on disposal of our investments in Petronas Chemicals LDPE Sdn Bhd and Petronas Chemicals Olefins Sdn Bhd.
(7)	Energy efficiency allowances relating to our South African operations increased by R4,2 billion compared to the prior year.
(8)	Effective tax rate adjusted for equity accounted investments, remeasurement items and once-off items.